SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 and Section 20 of the Investment Company Act of 1940



Filed by the Registrant:  Kenilworth Fund, Inc.
                          Investment Company Act of 1940
                          File Number 811-7620

Check the appropriate box:

  Preliminary Proxy Statement
  Confitential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
x Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Materials Pursuant to section 240.14a-11(c) or
section 240.14a-12


                           Kenilworth Fund, Inc.

             (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee )Check the appropriate box)

x No Fee required
  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
      and 0-11.
  Fee paid previously with preliminary materials.
  Check box it any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


THE KENILWORTH FUND, INC., WILL DISTRIBUTE COPIES OF ITS
DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS ON Tuesday, February
20, 2001.

                           KENILWORTH FUND, INC.
                         NOTICE OF ANNUAL MEETING
                        TO BE HELD - MARCH 23, 2001

Dear Shareholder:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Kenilworth
Fund, Inc., (the "Fund") will be held at Maggiano's Little Italy,
516 N. Clark Street, Chicago, Illinois, at 5:30 p.m., on Friday,
March 23, 2001, for the following purposes:

     1.   To elect five (5) directors to serve until the next
          Annual Meeting of Shareholders or until their successors are elected and qualified.

     2. To ratify or reject the selection of Grant Thornton L.L.P. as the independent public accountants to audit and certify financial statements for the Fund's fiscal year ending December 31, 2001, and to conduct two surprise custodial audits of the Fund's securities and similar investments, pursuant to Rule 17f-2 of the Investment Company Act of 1940, for the Fund's fiscal year ending December 31, 2001.

     3. To transact such other business as may properly come before the meeting or any general adjournments thereof.

The Board of Directors has fixed the close of business on February 15, 2001, as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE
FILL- IN, SIGN AND RETURN THE ENCLOSED PROXY.  PROMPT RETURN OF
YOUR PROXY WILL BE APPRECIATED.



                                       BY ORDER OF THE BOARD

                                       /s/ Savi Pai
                                       Savitri P. Pai, Secretary

Chicago, Illinois
February 15, 2001

                   (This Page Intentionally Left Blank)

                              PROXY STATEMENT

                           KENILWORTH FUND, INC.
                            21 S. Clark Street
                   Suite 2594, Chicago, Illinois  60603
                               (312)236-5388

This Proxy Statement, first mailed to shareholders on February 20, 2001, is furnished in connection with the solicitation of proxies by the Board of Directors of the Kenilworth Fund, Inc., (the "Fund"), to be voted at the annual meeting of shareholders of the Fund, which will be held at 5:30 p.m., on March 23, 2001, at Maggiano's Little Italy, 516 N. Clark Street, Chicago, Illinois, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The proxy may be revoked at any time before it is exercised either by mail notice to the Fund or through re-submittal at a later date. In addition, any shareholder may vote in person at the meeting as he chooses, overriding any previously filed proxies.

You are requested to insert your instructions on the enclosed proxy and then sign, date and return the proxy to the Fund, in the enclosed, self-addressed, postage paid envelope. The cost of soliciting proxies will be borne by the Fund.

The shares of the Fund consist entirely of the shares of one class, all of which have equal voting rights. On February 15, 2001, there were 594,048.272 shares outstanding held of record by 160 shareholders who are entitled to notice of, and to vote at, the meeting. As to all matters, each share is entitled to one vote.

The Fund's most recent Annual Report dated December 31, 2000, was sent to shareholders on February 9, 2001. However, the Fund will furnish, without charge, a copy of the annual report and the most recent semi-annual report succeeding the annual report upon request. Please check the box on your Proxy Card if you would like a copy of the annual and semi-annual report. Or please phone or write or e-mail: Ms. Savi Pai, Secretary, Kenilworth Fund, Inc., 21 S. Clark Street, Suite 2594, Chicago, Illinois 60603; (312) 236-5388; savi@kenilworthfund.com.

                            INVESTMENT ADVISOR

The Board of Directors has selected Institutional Portfolio Services, Ltd., ("IPS"), 21 S. Clark Street, Suite 2594, Chicago, Illinois, 60603, as the Fund's Investment Advisor. Mr. B. Padmanabha Pai, Vice-President and a Director of the Fund, is the principal executive officer, sole shareholder and sole director of IPS. Mrs. Mohini C. Pai, President and a Director of the Fund, is the Vice-President of IPS. IPS is primarily engaged in the business of managing pension funds, personal trusts, university endowments and funds for wealthy individuals.

                           ELECTION OF DIRECTORS

There are five (5) nominees listed below who have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

       Nominees for Election of Directors of Kenilworth Fund,
Inc.


Name, Age &        Director Principal Occupation Comm.Share % of
Fund Office        Since    Last Five Years       2/15/01   Class


Mohini C. Pai*     1993     Vice-President     13,750.085a 2.31%
66                          Inst.Port.Scvs, Ltd.
President                   Chicago, IL

B. Padmanabha Pai* 1993     President          91,093.637b 15.33%
65                          Inst.Port.Scvs, Ltd.
Vice-President              Chicago, IL

Savitri  P. Pai*   1993     Attorney-at-Law    18,238.367c  3.07%
35                          Chicago, IL
Secretary,Treasurer

Kirtna Pai*        1993     Principal          20,504.026d  3.45%
36                          Morgan Stanley & Co.
                            New York, NY

Dr. Larry A. Sjaastad 1993  Professor of Econ.  4,162.893e  0.70%
65                          Univ. of Chicago
                            Chicago, IL

*Directors of the Fund who are "interested persons" as defined in the Investment Company Act of 1940. Mr. B. Padmanabha Pai and Mrs. Mohini C. Pai are considered "interested persons" by virtue of their positions with the Fund's Investment Advisor, Institutional Portfolio Services, Ltd. Also, officers of the Fund and immediate family members of affiliated persons are considered "interested persons".

a824 shares (0.14% of total shares outstanding) held by Mohini C. Pai's son, Ashok S. Pai.

bB.P. Pai controls 34,774.992 shares (5.85% of total shares outstanding) held by the Fund's Investment Advisor, Institutional
Portfolio Services, Ltd.

c1,077.658 shares (0.18% of total shares outstanding) held by Savitri P.Pai's husband, Howard B. Randell, and 877.060 shares
(0.15% of total shares outstanding) held by Savitri Pai's daughter, Rani M. Randell.

d386.732 shares (0.065% of total shares outstanding) held by Kirtna Pai's daughter, Radhika Mehta and 386.732 shares held by Kirtna Pai's son, Nikhil Mehta.

e1,728.718 shares (.29% of total shares outstanding) held by Dr.
Sjaastad's wife, Irene Glasner.

Mr. B.P. Pai and Ms. Mohini C. Pai are husband and wife. They are the parents of Ms. Savitri Pai and Ms. Kirtna Pai who are sisters.

Shareholders have one vote for each share they own for each of five directors of their choice. All proxies returned to the Fund,except those specifically marked to withhold authority, will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will be required to elect each director.

               Board Meetings & Committees

There were three Board of Directors meetings in the year ending December 31, 2000. Of those directors standing for election, Mr.
B. P. Pai, Mrs. Mohini C. Pai, Dr. Larry A. Sjaastad attended all three meetings. Ms. Savitri P. Pai attended one meeting, and Ms. Kirtna Pai did not attend any meetings.

The Board acts as a unified body and considers it unnecessary to have separate committees.

                       Principal Executive Officers

Name                Age   Executive Office & Tenure
Mohini C. Pai       66    President, since July 1, 1993
B. Padmanabha Pai   65    Vice-President, since July 1, 1993
Savitri P. Pai      35    Secretary/Treasurer, since July 1, 1993

All officers are elected by the Board of Directors for a term of one (1) year.

                    Remuneration of Directors and Officers

The Fund has not paid any fees or salaries to its "interested persons" directors or officers. The Fund's independent director, Larry Sjaastad, received $50 per Board meeting attended for out-of-pocket costs. The total amount received by Larry Sjaastad in 2000 was $150. All directors and officers of the Fund, as a group, own 147,749.008 shares beneficially, directly and/or indirectly or 24.87% of the total shares outstanding. There are no other classes of shares issued.

              RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

A. The Board of Directors has selected Grant Thornton L.L.P. ("Grant Thornton") as the independent public accountants to audit and certify financial statements for the Fund's fiscal year ending December 31, 2001, and to conduct two surprise custodial audits of the Fund's securities and similar investments pursuant to Rule 17f-2 of the Investment Company Act of 1940, for the Fund's fiscal year ending December 31, 2001.

     Grant Thornton conducted the Fund's financial audit for the fiscal year ending December 31, 1999 and 2000, and conducted one surprise custodial audit for the fiscal year ending December 31, 2000. In connection with the year-end custodial and financial audit functions, Grant Thornton reviews the Fund's Annual Report to Shareholders and the Fund's annual registration statement filing with the Securities and Exchange Commission. Neither Grant Thornton, nor any of its partners has any direct or indirect financial interest in the Fund. Grant Thornton does not provide any non-auditing services to the Fund.

     For the fiscal years ending December 31, 1996, 1997 and 1998, the Fund engaged McGladrey & Pullen, L.L.P. as the Fund's auditor. For the fiscal years ending December 31, 1993, 1994 and 1995, the Fund engaged Checkers, Simon & Rosner, L.L.P. as the Fund's auditor. The Aurelius Group, P.C. conducted the Fund's surprise custodial audits for the fiscal years ending December 31, 1995, 1996, 1997, 1998, 1999 and 2000 (only one audit conducted in 2000). The Aurelius Group, P.C. declined to stand for re-election for the audits to be conducted in the fiscal year ending 2001. There were no disagreements of any kind whatsoever regarding any audits conducted by The Aurelius Group, P.C. The decision to change accountants was approved by the Fund's Board of Directors.

     A representative of Grant Thornton will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the Secretary of the Fund.

     Audit Fees: The aggregate fees billed for professional services rendered for the audit of the Fund's annual financial statements and to conduct one surprise custodial audit for the fiscal year ended December 31, 2000 were $6,095.

     Financial Information Systems Design and Implementation
     Fees:  None.

     All Other Audit Fees:  None.


DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Kenilworth Fund has received contrary instructions from one or more of the shareholders. The Fund will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the document was delivered. Please e-mail: savi@kenilworthfund.com; phone: 312-236-5388; or write to: Ms. Savi Pai, Kenilworth Fund, Inc., 21 S. Clark Street, Suite 2594, Chicago, IL 60603 if you wish to receive a separate copy of the proxy statement.

                           SHAREHOLDER PROPOSALS
The Fund tentatively expects to hold its next annual meeting in March of 2002. Shareholder proposals may be presented at that meeting provided they are received by the Fund no later than November 15, 2001, in accordance with Rule 14a-8(a)(3)(i) under the Securities Exchange Act of 1934 which sets forth certain requirements.

                                 OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.

                                       APPENDIX
                  PROXY - SOLICITED BY THE BOARD OF DIRECTORS

          KENILWORTH FUND, INC. - ANNUAL MEETING OF SHAREHOLDERS
                                 March 23, 2001

The Annual Meeting of the Kenilworth Fund, Inc., will be held on March 23, 2001, at Maggiano's Little Italy, 516 N. Clark Street,Chicago, Illinois at 5:30p.m. The undersigned hereby appoints Savitri P. Pai and Mohini C. Pai as proxies to represent and to vote all shares of stock of the undersigned in Kenilworth Fund, Inc., at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below:

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1.   Election of Directors

        For all nominees listed except as marked to the contrary below.

        WITHHOLD AUTHORITY to vote for all nominees.

     Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the following list:

     Mohini C. Pai  B. Padmanabha Pai   Savitri P. Pai
     Dr. Larry A. Sjaastad    Kirtna Pai


2. Proposal to ratify the selection by the Board of Directors of Grant Thornton L.L.P. as independent public accountants to audit and certify financial statements and conduct two surprise custodial audits of securities and

     similar investments for the Fund's fiscal year ending

     December 31, 2001.

             FOR            AGAINST                  ABSTAIN



     Please mark, date, sign and return the proxy promptly, using the enclosed envelope. For joint registration, both parties must sign.


                                      Shareholder's Signature


                                      Shareholder's Signature

     Dated ______________________, 2001
     Please review your address and note any correction to the left of your signature.

     I (We)    will        will not      attend the Annual
      Shareholder's Meeting on Friday, March 23, 2001.

     Please send me a copy of the Fund's most recent annual report and most recent semi-annual report succeeding the annual report.